Exhibit 10.11

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION DIVISION OF BUSINESS AND FINANCE SECTION A: CONTRACT

1. AMENDMENT	2. CONTRACT	3. EFFECTIVE DATE OF	4. PROGRAM
NUMBER:	NO.:	AMENDMENT:
2	YH09-0001-04	January 15, 2009	DHCM — ACUTE
5. CONTRACTOR’S NAME AND ADDRESS:
Health Choice Arizona
410 N. 44TH Street, Suite 900
Phoenix, AZ 85008
6. PURPOSE OF AMENDMENT: To amend Section D.
7. THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:
A.	Added to Paragraph 58, Coordination of Benefits, the following language to the end of the paragraph:

AHCCCS has developed a process and agreement with Blue Cross Blue Shield of Arizona (BCBSAZ) to receive both historic and current BCBSAZ coverage data.

Based on this information, AHCCCS will be submitting claims on behalf of AHCCCS Contractors for services reimbursed for dates of services 1/15/06 through 3/31/08. From the monies recovered, AHCCCS will disburse 50% to the Contractor and 50% to the Agency for recoveries of non-TWG, non-PPC, non-Reinsurance related claims. For these claims, AHCCCS will withhold 12% of the disbursement to the Contractor to compensate the vendor recovering the funds. AHCCCS will retain 100% of any BCBSAZ recoveries related to PPC, TWG and Reinsurance-related claims. The Contractor is restricted from recouping any funds for BCBSAZ liability for the period of 1/15/06- 3/31/08. However, the Contractor is responsible for coordination of benefits from 4/1/08 forward.
By signing this contract, the Contractor is agreeing to the terms of the contract.

NOTE: Please sign and date all copies and then return one executed original to:	Mark Held
Sr. Procurement Specialist
AHCCCS Contracts
701 E. Jefferson St., MD 5700
Phoenix, AZ 85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.
IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. SIGNATURE OF AUTHORIZED REPRESENTATIVE:	10. SIGNATURE OF AHCCCSA CONTRACTING OFFICER:

/s/ Carolyn Rose	/s/ Michael Veit

TYPED NAME: CAROLYN ROSE	MICHAEL VEIT
TITLE: CHIEF EXECUTIVE OFFICER	CONTRACTS & PURCHASING ADMINISTRATOR
DATE: 1-20-2009	DATE: 1/12/2009